UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

An outdated version of the proxy card was inadvertently filed with Blockbuster Inc.’s Definitive Proxy Statement on Schedule 14A (Amendment No. 1), filed with the Securities and Exchange Commission on May 21, 2010. The following is the correct proxy card, which will be mailed to Blockbuster Inc.’s stockholders with the proxy statement.

BLOCKBUSTER INC.
1201 ELM STREET
DALLAS, TX 75270

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 23, 2010 (June 21, 2010 for participants in the Blockbuster Investment Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Blockbuster Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, annual reports and other proxy materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 23, 2010 (June 21, 2010 for participants in the Blockbuster Investment Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M25622-P97068 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BLOCKBUSTER INC.

The Board of Directors Recommends a Vote "FOR" Items 1, 2, 3, 4 and 5 Below.

	For All	Withhold All	For All Except
(1) To elect as Directors of Blockbuster Inc. the nominees listed below.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:
01) Edward Bleier
02) Kathleen Dore
03) Gary J. Fernandes
04) Joseph Fitzsimmons
05) Jules Haimovitz
06) James W. Keyes
07) Strauss Zelnick

	For	Against	Abstain
(2) Approval of the following advisory (non-binding) resolution: RESOLVED, that the stockholders hereby ratify the compensation of the named executive officers set forth in the Summary Compensation Table and the accompanying narrative disclosure in the proxy statement of material factors provided to understand the Summary Compensation Table (but excluding the Compensation Discussion & Analysis).	☐	☐	☐
(3) Ratification of the appointment of PricewaterhouseCoopers LLP to serve as Blockbuster Inc.'s independent registered public accounting firm for fiscal 2010.	☐	☐	☐
(4) Approval of an amendment to Blockbuster's second amended and restated certificate of incorporation, as amended (the "Current Charter"), to (a) effect the conversion of each outstanding share of Class B common stock into one share of Class A common stock, (b) rename the Class A common stock as "common stock," and (c) eliminate provisions relating to the Class B common stock and Blockbuster's dual class common stock structure (collectively, the "Conversion Amendment").	☐	☐	☐
(5) Approval of an amendment to the Current Charter to effect a reverse stock split of Blockbuster's issued and outstanding common stock, if the Conversion Amendment is approved, or Blockbuster's issued and outstanding Class A common stock and Class B common stock, if the Conversion Amendment is not approved, at an exchange ratio that will be within a range of 1-for-15 and 1-for-25 and that will be determined by Blockbuster's Board of Directors.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

To obtain directions to attend the meeting and vote in person, please contact Blockbuster Inc.’s Investor Relations department at (214) 854-3000.

M25623-P97068

Blockbuster Inc. 1201 Elm Street Dallas, Texas 75270

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Mr. James W. Keyes and Mr. Thomas M. Casey as proxies and attorneys-in-fact, each with the power to act without the other and with full power of substitution and resubstitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Blockbuster Inc. Class A Common Stock and Blockbuster Inc. Class B Common Stock that the undersigned would be entitled to vote at the 2010 Annual Meeting of Stockholders of Blockbuster Inc. to be held on June 24, 2010, at 10:00 a.m., Central Daylight Time, and to vote in their discretion, upon such business as may properly come before the meeting or any adjournment thereof, with all powers that the undersigned would possess if present at the annual meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 and 5 AND AT THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE TO PARTICIPANTS IN THE BLOCKBUSTER INVESTMENT PLAN: If you hold shares of Blockbuster Inc. Class A Common Stock or Blockbuster Inc. Class B Common Stock through Blockbuster’s 401(k) plan, you should complete, sign and return this proxy card to instruct the trustee of the plan how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Daylight Time, on June 21, 2010 so that the trustee of the plan (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions and so that your eligible 401(k) plan shares will be represented at the meeting.

Continued and to be signed on reverse side